 QuickLinks -- Click here to rapidly navigate through this document

MLA No. Z269

MASTER LOAN AGREEMENT

    THIS MASTER LOAN AGREEMENT is entered into as of March 31, 2000, between CoBANK, ACB ("CoBank", successor by merger to the St. Paul Bank for Cooperatives) and AMERICAN CRYSTAL SUGAR COMPANY, Moorhead, Minnesota (the "Company").

BACKGROUND

    On March 5, 1999, the St. Paul Bank for Cooperatives ("SPB") entered into a Seasonal Loan Agreement (the "Seasonal Loan Agreement") and a Term Loan Agreement (the "Term Loan Agreement") (collectively, the "Existing Loan Agreements") with the Company. Under the Seasonal Loan Agreement, SPB made various seasonal loans to the Company, each of which was evidenced by a promissory note. Under the Term Loan Agreement, SPB made various term loans, each of which was also evidenced by a promissory note. Subsequently, SPB merged with and into CoBank. CoBank and the Company now desire to amend and restate the Existing Loan Agreements and consolidate the Existing Loan Agreements into this Master Loan Agreement. CoBank and the Company also desire to amend and restate the promissory notes evidencing the seasonal loans and term loans made pursuant to the Existing Loan Agreements by entering into various Supplements in place of the promissory notes. Each Supplement will set forth the amount of the loan, the purpose of the loan, the interest rate or rate options applicable to that loan, the repayment terms of the loan, and any other terms and conditions applicable to that particular loan. Each loan will be governed by the terms and conditions contained in this Master Loan Agreement and in the Supplement relating to the loan. Collateral securing loans made pursuant to the Existing Loan Agreements shall continue to secure those same loans, all as now evidenced by various Supplements, to the same extent as provided for in the Existing Loan Agreements and any security agreements (including, without limitation, mortgages and deeds of trust) entered into in connection therewith.

    SECTION 1.  Supplements.  In addition to those Supplements entered into to amend and restate the promissory notes executed in connection with the Existing Loan Agreements, the parties may enter into other Supplements in order to evidence new loans that CoBank may make to the Company. Each Supplement will set forth the amount of the loan, the purpose of the loan, the interest rate or rate options applicable to that loan, the repayment terms of the loan, and any other terms and conditions applicable to that particular loan. Each loan will be governed by the terms and conditions contained in this Master Loan Agreement and in the Supplement relating to the loan.

    SECTION 2.  Availability.  Loans will be made available on any day on which CoBank and the Federal Reserve Banks are open for business upon the telephonic or written request of the Company. Requests for loans must be received no later than 12:00 noon Company's local time on the date the loan is desired. Loans will be made available by wire transfer of immediately available funds to such account or accounts as may be authorized by the Company. The Company shall furnish to CoBank a duly completed and executed copy of a CoBank Delegation and Wire and Electronic Transfer Authorization Form, and CoBank shall be entitled to rely on (and shall incur no liability to the Company in acting on) any request or direction furnished in accordance with the terms thereof.

    SECTION 3.  Repayment.  The Company's obligation to repay each loan shall be evidenced by the promissory note set forth in the Supplement relating to that loan or by such replacement note as CoBank shall require. CoBank shall maintain a record of all loans, the interest accrued thereon, and all payments made with respect thereto, and such record shall, absent proof of manifest error, be conclusive evidence of the outstanding principal and interest on the loans. All payments shall be made by wire transfer of immediately available funds or by check. Wire transfers shall be made to ABA No. 307088754 for advice to and credit of CoBANK (or to such other account as CoBank may direct by notice). The Company shall give CoBank telephonic notice no later than 12:00 noon Company's local time of its intent to pay by wire and funds received after 3:00 p.m. Company's local time shall be credited on the next business day. Checks shall be mailed to CoBank, Department 167, Denver, Colorado, 80291-0167 (or to such other place as CoBank may direct by notice). Credit for payment by check will not be given until the latter of: (a) the day on which CoBank receives immediately available funds; or (b) the next business day after receipt of the check.

    SECTION 4.  Capitalization.  The Company agrees to purchase such equity in CoBank as CoBank may from time to time require in accordance with its Bylaws. However, the maximum amount of equity which the Company shall be obligated to purchase in connection with any loan may not exceed the maximum amount permitted by the Bylaws at the time the Supplement relating to that loan is entered into or such loan is renewed or refinanced by CoBank.

    SECTION 5.  Security.  The Company's obligations under this agreement, all Supplements (whenever executed), and all instruments and documents contemplated hereby or thereby, shall be secured by a statutory first lien on all equity which the Company may now own or hereafter acquire in CoBank. This security shall be in addition to any other security that may otherwise be required or provided.

    SECTION 6.  Conditions Precedent.

    (A) Conditions to Initial Supplement.  CoBank's obligation to extend credit under the initial Supplement hereto is subject to the conditions precedent that CoBank receive, in form and substance satisfactory to CoBank, each of the following:

       (i) This Agreement, Etc.  A duly executed copy of this agreement and all instruments and documents contemplated hereby.

      (ii) Opinion of Counsel.  A favorable opinion from the Company's counsel addressed to CoBank covering each matter as CoBank may reasonably require.

     (iii) Evidence of Authority.  Such certified board resolutions, evidence of incumbency, and other evidence that CoBank may require that the Supplement, all instruments and documents executed in connection therewith, and, in the case of initial Supplement hereto, this agreement and all instruments and documents executed in connection herewith, have been duly authorized and executed.

    (B) Conditions to Each Supplement.  CoBank's obligation to extend credit under each Supplement, including the initial Supplement, is subject to the conditions precedent that CoBank receive, in form and content satisfactory to CoBank, each of the following:

       (i) Supplement.  A duly executed copy of the Supplement and all instruments and documents contemplated thereby.

      (ii) Fees and Other Charges.  All fees and other charges specifically permitted by this Master Loan Agreement or the Supplements, as well as reasonable expenses for outside counsel.

     (iii) Evidence of Perfection, Etc.  Such evidence as CoBank may require that CoBank has a duly perfected first priority lien on all security for the Company's obligations, and that the Company is in compliance with Section 8(D) hereof.

    (C) Conditions to Each Loan.  CoBank's obligation under each Supplement to make any loan to the Company thereunder is subject to the condition that no "Event of Default" (as defined in Section 11 hereof) or event which with the giving of notice and/or the passage of time would become an Event of Default hereunder (a "Potential Default"), shall have occurred and be continuing.

    SECTION 7.  Representations and Warranties.

    (A) This Agreement.  The Company represents and warrants to CoBank that as of the date of this Agreement:

       (i) Compliance.  The Company is in compliance with all of the terms of this agreement, and no Event of Default or Potential Default exists hereunder.

    (B) Each Supplement.  The execution by the Company of each Supplement hereto shall constitute a representation and warranty to CoBank that:

       (i) Applications.  Each representation and warranty and all information set forth in any application or other documents submitted in connection with, or to induce CoBank to enter into, such Supplement, is correct in all material respects as of the date of the Supplement.

      (ii) Conflicting Agreements, Etc.  This agreement, the Supplements, and all security and other instruments and documents relating hereto and thereto (collectively, at any time, the "Loan Documents"), do not conflict with, or require the consent of any party to, any other agreement to which the Company is a party or by which it or its property may be bound or affected, and do not conflict with any provision of the Company's bylaws, articles of incorporation, or other organizational documents.

     (iii) Compliance.  The Company is in compliance with all of the terms of the Loan Documents (including, without limitation, Section 8(A) of this agreement on eligibility to borrow from CoBank).

      (iv) Binding Agreement.  The Loan Documents create legal, valid, and binding obligations of the Company which are enforceable in accordance with their terms, except to the extent that enforcement may be limited by applicable bankruptcy, insolvency, or similar laws affecting creditors' rights generally.

    SECTION 8.  Affirmative Covenants.  Unless otherwise agreed to in writing by CoBank, while this agreement is in effect, the Company agrees to:

    (A) Eligibility.  Maintain its status as an entity eligible to borrow from CoBank.

    (B) Corporate Existence, Licenses. Etc.  (i) Preserve and keep in full force and effect its existence and good standing in the jurisdiction of its incorporation or formation; (ii) qualify and remain qualified to transact business in all jurisdictions where such qualification is required; and (iii) obtain and maintain all licenses, certificates, permits, authorizations, approvals, and the like which are material to the conduct of its business or required by law, rule, regulation, ordinance, code, order, and the like (collectively, "Laws").

    (C) Compliance with Laws.  Comply in all material respects with all applicable Laws, including, without limitation, all Laws relating to environmental protection and any patron or member investment program that it may have. In addition, the Company agrees to cause all persons occupying or present on any of its properties to comply in all material respects with all environmental protection Laws.

    (D) Insurance.  Maintain insurance with insurance companies or associations acceptable to CoBank in such amounts and covering such risks as are usually carried by companies engaged in the same or similar business and similarly situated, and make such increases in the type or amount of coverage as CoBank may request. All such policies insuring any collateral for the Company's obligations to CoBank shall have mortgagee or lender loss payable clauses or endorsements in form and content acceptable to CoBank. At CoBank's request, all policies (or such other proof of compliance with this Subsection as may be satisfactory to CoBank) shall be delivered to CoBank.

    (E) Property Maintenance.  Maintain all of its property that is necessary to or useful in the proper conduct of its business in good working condition, ordinary wear and tear excepted.

    (F) Books and Records.  Keep adequate records and books of account in which complete entries will be made in accordance with generally accepted accounting principles ("GAAP") consistently applied.

    (G) Inspection.  Permit CoBank or its agents, upon reasonable notice and during normal business hours or at such other times as the parties may agree, to examine its properties, books, and records, and to discuss its affairs, finances, and accounts, with its respective officers, directors, employees, and independent certified public accountants.

    (H) Reports and Notices.  Furnish to CoBank:

       (i) Annual Financial Statements.  As soon as available, but in no event more than 120 days after the end of each fiscal year of the Company occurring during the term hereof, annual financial statements of the Company prepared in accordance with GAAP consistently applied. Such financial statements shall: (a) be audited by independent certified public accountants selected by the Company and acceptable to CoBank; (b) be accompanied by a report of such accountants containing an opinion thereon acceptable to CoBank; (c) be prepared in reasonable detail and in comparative form; and (d) include a balance sheet, a statement of income, a statement of retained earnings, a statement of cash flows, and all notes and schedules relating thereto.

      (ii) Interim Financial Statements.  As soon as available, but in no event more than 5 days after the filing with the Securities Exchange Commission, after the end of each quarter, a balance sheet of the Company as of the end of such fiscal quarter, a statement of income for the Company for such period and for the period year to date, and such other interim statements as CoBank may specifically request, all prepared in reasonable detail and in comparative form in accordance with GAAP consistently applied.

     (iii) Annual Budgets.  As soon as available, but in no event more than 60 days after the end of any fiscal year of the Company occurring during the term hereof, copies of the Company's annual budgets and forecasts of operations.

      (iv) Capital Expenditures Budget:  The Company will furnish an annual capital expenditure budget, within 60 days after the end of each fiscal year. The Company will also furnish a revised budget if increases over the original capital expenditure budget are approved by the board of directors.

      (v) Notice of Default.  Promptly after becoming aware thereof, notice of the occurrence of an Event of Default or a Potential Default.

      (vi) Notice of Non-Environmental Litigation.  Promptly after the commencement thereof, notice of the commencement of all actions, suits, or proceedings before any court, arbitrator, or governmental department, commission, board, bureau, agency, or instrumentality affecting the Company which, if determined adversely to the Company, could have a material adverse effect on the financial condition, properties, profits, or operations of the Company.

     (vii) Notice of Environmental Litigation, Etc.  Promptly after receipt thereof, notice of the receipt of all pleadings, orders, complaints, indictments, or any other communication alleging a condition that may require the Company to undertake or to contribute to a cleanup or other response under environmental Laws, or which seek penalties, damages, injunctive relief, or criminal sanctions related to alleged violations of such Laws, or which claim personal injury or property damage to any person as a result of environmental factors or conditions.

    (viii) Bylaws and Articles.  Promptly after any change in the Company's bylaws or articles of incorporation (or like documents), copies of all such changes, certified by the Company's Secretary.

      (ix) Other Information.  Such other information regarding the condition or operations, financial or otherwise, of the Company as CoBank may from time to time reasonably request, including but not limited to copies of all pleadings, notices, and communications referred to in Subsections 8(H)(vi) and (vii) above.

      (x) Officer Certificate.  A quarterly officers certificate within 45 days of each fiscal quarter end, in a form acceptable to CoBank, certified by an officer of the Company, that measures compliance with Minimum Net Working Capital; Long Term Debt Coverage and Long Term Debt to Capitalization. (Section 10 (A) & (B) & (C)).

    (I) Grower Agreements.  The Company shall abide by the terms and conditions of its member grower agreements; make no material amendments or changes to the agreements without the written consent of the Bank; and extend the agreements for an additional five years when the current contracts expire.

    (J) Crystech, L.L.C. ("Crystech").  Cause to be furnished to CoBank:

       (i) Annual Financial Statements.  As soon as available, but in no event more than 120 days after the end of each fiscal year of Crystech occurring during the term hereof, annual financial statements of Crystech prepared in accordance with GAAP consistently applied. Such financial statements shall: (a) be audited by independent certified public accountants selected by Crystech and acceptable to CoBank; (b) be accompanied by a report of such accountants containing an opinion thereon acceptable to CoBank; (c) be prepared in reasonable detail and in comparative form; and (d) include a balance sheet, a statement of income, a statement of retained earnings, a statement of cash flows, and all notes and schedules relating thereto.

      (ii) Interim Financial Statements.  As soon as available, but in no event more than 60 days after the end of each quarter, a balance sheet of Crystech as of the end of such fiscal quarter, a statement of income for Crystech for such period and for the period year to date, and such other interim statements as CoBank may specifically request, all prepared in reasonable detail and in comparative form in accordance with GAAP consistently applied.

     (iii) Examinations.  Such examination of Crystech's books and records as CoBank may reasonably request.

    (K) Annual Paydown.  The Company will paydown all short term loans to $80,000,000 or less for a period of 30 consecutive days during the calendar year. Total short term loans includes the seasonal loans, Commodity Credit Corporation loans, commercial paper, overdraft loans with original maturity dates of one year or less. Total short term loans excludes current maturities of long term debt.

    SECTION 9.  Negative Covenants.  Unless otherwise agreed to in writing by CoBank, while this agreement is in effect the Company will not:

    (A) Borrowings.  Create, incur, assume, or allow to exist, directly or indirectly, any indebtedness or liability for borrowed money (including trade or bankers' acceptances), letters of credit, or the deferred purchase price of property or services (including capitalized leases), except for: (i) debt to CoBank; (ii) accounts payable to trade creditors incurred in the ordinary course of business; (iii) current operating liabilities (other than for borrowed money) incurred in the ordinary course of business; and (iv) permitted borrowings identified on Attachment A.

    (B) Liens.  Create, incur, assume, or allow to exist any mortgage, deed of trust, pledge, lien (including the lien of an attachment, judgment, or execution), security interest, or other encumbrance of any kind upon any of its property, real or personal (collectively, "Liens"). The foregoing restrictions shall not apply to: (i) Liens in favor of CoBank; (ii) Liens for taxes, assessments, or governmental charges that are not past due; (iii) Liens and deposits under workers' compensation, unemployment insurance, and social security Laws; (iv) Liens and deposits to secure the performance of bids, tenders, contracts (other than contracts for the payment of money), and like obligations arising in the ordinary course of business as conducted on the date hereof; (v) Liens imposed by Law in favor of mechanics, materialmen, warehousemen, and like persons that secure obligations that are not past due or that are being contested in good faith by the Company; and (vi) easements, rights-of-way, restrictions, and other similar encumbrances which, in the aggregate, do not materially interfere with the occupation, use, and enjoyment of the property or assets encumbered thereby in the normal course of its business or materially impair the value of the property subject thereto except for the permitted liens identified on Attachment B, without the prior written consent of the Bank. In addition, the Company agrees that it will not agree to a negative pledge with any other lender or third party.

    (C) Mergers, Acquisitions, Etc.  Merge or consolidate with any other entity or acquire all or a material part of the assets of any person or entity, or form or create any new subsidiary or affiliate, or commence operations under any other name, organization, or entity, including any joint venture.

    (D) Transfer of Assets.  Sell, transfer, lease, or otherwise dispose of any of its assets, except in the ordinary course of business.

    (E) Loans.  Lend or advance money, credit, or property to any person or entity, except for trade credit extended in the ordinary course of business and certain inter-company loans made pursuant to Intercompany Loan/Security Agreement dated August 31, 1997 and successor agreements.

    (F) Contingent Liabilities.  Assume, guarantee, become liable as a surety, endorse, contingently agree to purchase, or otherwise be or become liable, directly or indirectly (including, but not limited to, by means of a maintenance agreement, an asset or stock purchase agreement, or any other agreement designed to ensure any creditor against loss), for or on account of the obligation of any person or entity, except by the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of the Company's business and except for any liability on account of a guaranty of indebtedness of Midwest Agri Commodities.

    (G) Change in Business.  Engage in any business activities or operations substantially different from or unrelated to the Company's present business activities or operations.

    SECTION 10.  Financial Covenants.  Unless otherwise agreed to in writing, while this agreement is in effect:

    (A) Minimum Net Working Capital. The Company shall maintain minimum at all times and measured as of the end of each Fiscal Quarter a ratio of Current Assets less Current Liabilities of not less than $35,000,000.

    (B) Long Term Debt to Capitalization.  The Company shall maintain at all times and measured as of the end of each Fiscal Quarter a ratio of Long Term Debt divided by the sum of Long Term Debt plus Equity of no greater than fifty-five percent (55%).

    (C) Long Term Debt Coverage.  The Company shall maintain at all times and measured as of the end of each Fiscal Quarter a ratio of Long Term Debt to Average Net Funds Generated during the most recent three Fiscal Years of not greater than six (6) times.

    (D) Definitions.  For purposes of this Section 10 and this Master Loan Agreement, the following terms shall be defined as follows:

       (i) Average Net Funds Generated.  Average Net Funds Generated is the sum of the following for the most recent three fiscal years divided by three (3).

      Add:  Unit Retains; Depreciation and amortization; Net income from non-member business and member business tax timing differences; Decrease in investments in other cooperatives (excluding subsidiaries); and Net revenue from sale of stock.

      Minus:  Increase in investments in other cooperatives (excluding subsidiaries); Net loss from non-member business and member business tax timing differences; Provision for income tax; and Members' investment retirements.

      (ii) Borrowing Base.  A maximum dollar amount available to the Borrower under the terms of the Commitment (as set forth in a Supplement) as determined on the basis of the most recent Borrowing Base Certificate.

     (iii) Borrowing Base Certificate.  A certification of the value of specified assets of the Borrower used in computing the Borrowing Base.

      (iv) Capitalization.  The sum of long term debt plus equity as determined in accordance with GAAP.

      (v) Current Assets.  The current assets of the Borrower as measured in accordance with GAAP.

      (vi) Current Liability.  The current liabilities of the Borrower as measured in accordance with GAAP.

     (vii) Depreciation.  Total depreciation of the Borrower as measured in accordance with GAAP.

    (viii) Debt.  Debt means as to any Person: (a) indebtedness or liability of such Person for borrowed money, or for the deferred purchase price of property or services; (b) obligations of such Person as lessee under capital leases; (c) obligations of such Person arising under bankers' or trade acceptance facilities; (d) all guarantees, endorsements (other than for collection or deposit in the ordinary course of business), and other contingent obligations of such Person to purchase any of the items included in this definition, to provide funds for payment, to supply funds to invest in any other Person, or otherwise to assure a creditor of another Person against loss; (e) all obligations secured by a lien on property owned by such Person, whether or not the obligations have been assumed; and (f) all obligations of such Person under any agreement providing for an interest rate swap, cap, cap and floor, contingent participation or other hedging mechanisms with respect to interest payable on any of the items described in this definition.

      (ix) Equity.  Total equity of the Borrower as measured in accordance with GAAP.

      (x) Fiscal Quarter.  Each three (3) month period beginning on the first day of each of the following months: September, December, March and June.

      (xi) Fiscal Year.  A year commencing on September 1 and ending on August 31.

     (xii) GAAP.  Generally accepted accounting principles in effect from time to time.

    (xiii) Interest Expense.  Current cost of borrowing funds that is shown as a financial expense in the income statement and as measured in accordance with GAAP.

     (xiv) Long Term Debt.  The long term debt (excluding current maturities) as determined in accordance with GAAP.

     (xv) Net Realizable Value.  The expected selling price of an inventory item less expected costs to complete and dispose, as determined in accordance with GAAP.

     (xvi) Net Working Capital.  Shall mean the Total Current Assets minus the Total Current Liabilities of the Borrower as determined in accordance with GAAP accounting principles, consistently applied.

    (xvii) Person.  Person shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, cooperative association, institution, entity, party or government (whether national, federal, state, provincial, country, city, municipal or otherwise, including without limitation, and instrumentality, division, agency, body or department thereof).

    (xviii) Subsidiary.  Subsidiary shall mean with respect to any Person: (a) any corporation in which such Person, directly or indirectly, (i) owns more than fifty percent (50%) of the outstanding stock thereof, or (ii) has the power under ordinary circumstances to elect at least a majority of the directors thereof, or (b) any partnership, association, joint venture, limited liability company, or other unincorporated organization or entity with respect to which such Person, directly or indirectly, owns an equity interest in an amount sufficient to control the management thereof.

    SECTION 11.  Events of Default.  Each of the following shall constitute an "Event of Default" under this agreement:

    (A) Payment Default.  The Company should fail to make any payment to, or to purchase any equity in, CoBank when due. Any payment received by CoBank after its due date shall not be subject to an increase in the interest rate, as provided for in Section 12 below, if the Company is not responsible for the payment delay.

    (B) Representations and Warranties.  Any representation or warranty made or deemed made by the Company herein or in any Supplement, application, agreement, certificate, or other document related to or furnished in connection with this agreement or any Supplement, shall prove to have been false or misleading in any material respect on or as of the date made or deemed made.

    (C) Certain Affirmative Covenants.  The Company should fail to perform or comply with Sections 8(A) through 8(H)(ii), 8(H)(viii), or any reporting covenant set forth in any Supplement hereto, and such failure continues for 15 days after written notice thereof shall have been delivered by CoBank to the Company.

    (D) Other Covenants and Agreements.  The Company should fail to perform or comply with any other covenant or agreement contained herein or in any other Loan Document or shall use the proceeds of any loan for an unauthorized purpose.

    (E) Cross-Default.  The Company should, after any applicable grace period, breach or be in default under the terms of any other agreement between the Company and CoBank.

    (F) Other Indebtedness.  The Company should fail to pay when due any indebtedness to any other person or entity for borrowed money or any long-term obligation for the deferred purchase price of property (including any capitalized lease), or any other event occurs which, under any agreement or instrument relating to such indebtedness or obligation, has the effect of accelerating or permitting the acceleration of such indebtedness or obligation, whether or not such indebtedness or obligation is actually accelerated or the right to accelerate is conditioned on the giving of notice, the passage of time, or otherwise.

    (G) Judgments.  A judgment, decree, or order for the payment of money shall be rendered against the Company in an amount which, if enforced, would have a material adverse effect on the financial condition, profits or operations of the Compay, or a Lien prohibited under Section 9(B) hereof shall have been obtained and shall continue in effect for a period of 20 consecutive days without being discharged, satisfied, or stayed pending appeal.

    (H) Insolvency, Etc.  The Company shall: (i) become insolvent or shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they come due; or (ii) suspend its business operations or a material part thereof or make an assignment for the benefit of creditors; or (iii) apply for, consent to, or acquiesce in the appointment of a trustee, receiver, or other custodian for it or any of its property or, in the absence of such application, consent, or acquiescence, a trustee, receiver, or other custodian is so appointed; or (iv) commence or have commenced against it any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, or liquidation Law of any jurisdiction.

    (I) Material Adverse Change.  Any material adverse change occurs, as reasonably determined by CoBank, in the Company's financial condition, results of operation, or ability to perform its obligations hereunder or under any instrument or document contemplated hereby.

    (J) Guaranties.  The Company's agreement to guaranty, assume, or provide surety of other entities' financial obligations shall not exceed an aggregate amount greater than 10% of the Company's net worth, without the Bank's prior written consent.

    SECTION 12.  Remedies.  Upon the occurrence and during the continuance of an Event of Default or any Potential Default, CoBank shall have no obligation to continue to extend credit to the Company and may discontinue doing so at any time without prior notice. CoBank shall promptly notify the Company subsequent to any action to discontinue extending credit to the Company. In addition, upon the occurrence and during the continuance of any Event of Default, CoBank may, upon notice to the Company, terminate any commitment and declare the entire unpaid principal balance of the loans, all accrued interest thereon, and all other amounts payable under this agreement, all Supplements, and the other Loan Documents to be immediately due and payable. Upon such a declaration, the unpaid principal balance of the loans and all such other amounts shall become immediately due and payable, without protest, presentment, demand, or further notice of any kind, all of which are hereby expressly waived by the Company. In addition, upon such an acceleration:

    (A) Enforcement.  CoBank may proceed to protect, exercise, and enforce such rights and remedies as may be provided by this agreement, any other Loan Document or under Law. Each and every one of such rights and remedies shall be cumulative and may be exercised from time to time, and no failure on the part of CoBank to exercise, and no delay in exercising, any right or remedy shall operate as a waiver thereof, and no single or partial exercise of any right or remedy shall preclude any other or future exercise thereof, or the exercise of any other right. Without limiting the foregoing, CoBank may hold and/or set off and apply against the Company's obligations to CoBank the proceeds of any equity in CoBank, any cash collateral held by CoBank, or any balances held by CoBank for the Company's account (whether or not such balances are then due).

    (B) Application of Funds.  CoBank may apply all payments received by it to the Company's obligations to CoBank in such order and manner as CoBank may elect in its sole discretion.

    In addition to the rights and remedies set forth above: (i) if the Company fails to purchase any equity in CoBank when required or fails to make any payment to CoBank when due, then at CoBank's option in each instance, such payment shall bear interest from the date due to the date paid at 4% per annum in excess of the rate(s) of interest that would otherwise be in effect on that loan; and (ii) after the maturity of any loan (whether as a result of acceleration or otherwise), the unpaid principal balance of such loan (including without limitation, principal, interest, fees and expenses) shall automatically bear interest at 4% per annum in excess of the rate(s) of interest that would otherwise be in effect on that loan. All interest provided for herein shall be payable on demand and shall be calculated on the basis of a year consisting of 360 days.

    SECTION 13.  Broken Funding Surcharge.  Notwithstanding any provision contained in any Supplement giving the Company the right to repay any loan prior to the date it would otherwise be due and payable, the Company agrees that in the event it repays any fixed rate balance prior to its scheduled due date or prior to the last day of the fixed rate period applicable thereto (whether such payment is made voluntarily, as a result of an acceleration, or otherwise), the Company will pay to CoBank a surcharge in an amount which would result in CoBank being made whole (on a present value basis) for the actual or imputed funding losses incurred by CoBank as a result thereof. Notwithstanding the foregoing, in the event any fixed rate balance is repaid as a result of the Company refinancing the loan with another lender or by other means, then in lieu of the foregoing, the Company shall pay to CoBank a surcharge in an amount sufficient (on a present value basis) to enable CoBank to maintain the yield it would have earned during the fixed rate period on the amount repaid. Such surcharges will be calculated in accordance with methodology established by CoBank (a copy of which will be made available to the Company upon request).

    SECTION 14.  Complete Agreement, Amendments.  This agreement, all Supplements, and all other instruments and documents contemplated hereby and thereby, are intended by the parties to be a complete and final expression of their agreement. No amendment, modification, or waiver of any provision hereof or thereof, and no consent to any departure by the Company herefrom or therefrom, shall be effective unless approved by CoBank and contained in a writing signed by or on behalf of CoBank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. In the event this agreement is amended or restated, each such amendment or restatement shall be applicable to all Supplements hereto.

    SECTION 15.  Other Types of Credit.  From time to time, CoBank may issue letters of credit or extend other types of credit to or for the account of the Company. In the event the parties desire to do so under the terms of this agreement, such extensions of credit may be set forth in any Supplement hereto and this agreement shall be applicable thereto.

    SECTION 16.  Applicable Law.  Except to the extent governed by applicable federal law, this agreement and each Supplement shall be governed by and construed in accordance with the laws of the State of Colorado, without reference to choice of law doctrine.

    SECTION 17.  Notices.  All notices hereunder shall be in writing and shall be deemed to be duly given upon delivery if personally delivered or sent by telegram or facsimile transmission, or 3 days after mailing if sent by express, certified or registered mail, to the parties at the following addresses (or such other address for a party as shall be specified by like notice):

If to CoBank, as follows:	If to the Company, as follows:
CoBank, ACB Corporate Finance P.O. Box 5110 Denver, Colorado 80217 Fax # (303) 694-5830	American Crystal Sugar Company ATTN: Treasurer 101 North 3rd Street, Moorhead, Minnesota 56560 FAX#: (218) 236-4702

    SECTION 18.  Taxes and Expenses.  To the extent allowed by law, the Company agrees to pay all reasonable out-of-pocket costs and expenses (including the fees and expenses of counsel retained by CoBank) incurred by CoBank in connection with the origination, administration, collection, and enforcement of this agreement and the other Loan Documents, including, without limitation, all costs and expenses incurred in perfecting, maintaining, determining the priority of, and releasing any security for the Company's obligations to CoBank, and any stamp, intangible, transfer, or like tax payable in connection with this agreement or any other Loan Document.

    SECTION 19.  Effectiveness and Severability.  This agreement shall continue in effect until: (i) all indebtedness and obligations of the Company under this agreement, all Supplements, and all other Loan Documents shall have been paid or satisfied; (ii) CoBank has no commitment to extend credit to or for the account of the Company under any Supplement; and (iii) either party sends written notice to the other terminating this agreement. Any provision of this agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof.

    SECTION 20.  Successors and Assigns.  This agreement, each Supplement, and the other Loan Documents shall be binding upon and inure to the benefit of the Company and CoBank and their respective successors and assigns, except that the Company may not assign or transfer its rights or obligations under this agreement, any Supplement or any other Loan Document without the prior written consent of CoBank.

    SECTION 21.  Participations.  From time to time, CoBank may sell to one or more banks or other financial institutions a participation in one or more of the loans or other extensions of credit made pursuant to this agreement. However, no such participation shall relieve CoBank of any commitment made to the Company under any Supplement hereto. In connection with the foregoing, CoBank may disclose information concerning the Company to any participant or prospective participant, provided that such participant or prospective participant agrees to keep such information confidential.

    IN WITNESS WHEREOF, the parties have caused this agreement to be executed by their duly authorized officers as of the date shown above.

CoBANK, ACB		AMERICAN CRYSTAL SUGAR COMPANY
By	/s/ CASEY GARTEN	By:	/s/ SAMUEL WAI
Title	Vice President	Title:	Treasurer

Loan No. Z269S01A

STATUSED REVOLVING CREDIT SUPPLEMENT

    THIS SUPPLEMENT to the Master Loan Agreement dated March 31, 2000 (the "MLA"), is entered into as of April 21, 2000, between CoBANK, ACB ("CoBank") and AMERICAN CRYSTAL SUGAR COMPANY, Moorhead, Minnesota (the "Company"), and amends and restates the Supplement dated March 31, 2000 and numbered Z269S01.

    SECTION 1.  The Revolving Credit Facility.  On the terms and conditions set forth in the MLA and this Supplement, CoBank agrees to make loans to the Company during the period set forth below in an aggregate principal amount not to exceed, at any one time outstanding, the lesser of the "Borrowing Base" (as calculated pursuant to the Borrowing Base Certificate, the form of which is attached hereto as Exhibit A) or $210,000,000.00 (the "Commitment"). Within the limits of the Commitment, but subject to the Borrowing Base, the Company may borrow, repay and reborrow.

    SECTION 2.  Purpose and Transfer.  The purpose of the Commitment is to finance the Company's general corporate purposes, fund working capital requirements, back the Company's commercial paper program, issue short-term commercial and standby letters of credit, and to renew, extend, and refinance the Company's obligations to CoBank under the Company's existing seasonal loan pursuant to Note No. 29590 (the "Existing Seasonal Loan") and the existing letter of credit commitment pursuant to Note No. 30812 (the Existing LC Commitment") (collectively, the "Notes"), both executed pursuant to the Seasonal Loan Agreement dated March 5, 1999 (the "Existing Agreement"). The Company agrees that on the date when all conditions precedent to CoBank's obligation to extend credit hereunder have been satisfied: (a) the principal balance outstanding under the Existing Seasonal Loan shall be transferred to and charged against the Commitment; (b) all accrued obligations of the Company under the Existing Seasonal Loan and the Existing LC Commitment for the payment of interest or other charges shall be transferred to and become part of the Company's obligations under this Supplement as if fully set forth herein; and, (c) the Notes and the Existing Agreement shall be deemed replaced and superseded.

    SECTION 3.  Term.  The term of the Commitment shall be from the date hereof, up to but not including March 30, 2001, or such later date as CoBank may, in its sole discretion, authorize in writing.

    SECTION 4.  Interest.  The Company agrees to pay interest on the unpaid balance of the loans in accordance with one or more of the following interest rate options, as selected by the Company:

    (A) Base Rate Option.  At a rate per annum at all times equal to the Base Rate. For the purposes hereof, Base Rate means that rate in effect from day to day defined as the "prime" rate as published from time to time in the Eastern Edition of The Wall Street Journal as the average prime lending rate for seventy-five percent (75%) of the United States; thirty (30) largest commercial banks, or if The Wall Street Journal shall cease publication or cease publishing the "prime rate" on a regular basis, such other regularly published average prime rate applicable to such commercial banks as is acceptable to the Lender in its reasonable discretion. Loans for which the Base Rate option is selected are referred to herein as "Base Rate Loans".

Base Rate Loans shall be: (a) in minimum amounts of $5,000,000 and incremental multiples of $1,000,000; and (b) made available on any Banking Day. Interest on Base Rate Loans shall be calculated on the actual number of days each loan is outstanding on the basis of a year consisting of 360 days and shall be payable monthly in arrears on the twentieth Banking Day of the following month.

    (B) Quoted Rate Option.  At a fixed rate per annum at all times equal to the Quoted Rate. For the purposes hereof, Quoted Rate means a fixed rate of interest to apply to a loan (referred to herein as a "Quoted Rate Loan") for a specified period of time not to exceed thirty (30) days quoted by CoBank in its sole discretion.

1

Quoted Rate Loans shall be (i) in minimum amounts of $1,000,000 and incremental multiples of $1,000,000; and (ii) made available on any Banking Day. The Quoted Rate may not necessarily be the lowest rate at which CoBank funds at that time.

Interest on Quoted Rate Loans shall be calculated on the actual number of days each loan is outstanding on the basis of a year consisting of 360 days and shall be payable monthly in arrears on the twentieth Banking Day of the following month.

    (C) LIBOR Option.  At a fixed rate equal to LIBOR plus the Applicable Margin (as defined below). For the purposes hereof, LIBOR means the rate for deposits in U.S. Dollars, with maturities comparable to the selected LIBOR Interest Period, that appears on the display designed as page "3750" of the Telerate Service (or such other page as may replace the 3750 page of that service of if the Telerate Service shall cease displaying such rates, such other service or services as may be nominated by the British Bankers' Association for the purpose of displaying London Interbank Offered Rates for U.S. Dollar deposits), determined as of 11:00 a.m. London time two Banking Days prior to the commencement of such LIBOR Interest Period. "LIBOR Interest Period" means a period of one, two, three or six months. LIBOR pricing will be adjusted for Regulation D reserve requirements. The Applicable Margin is 70 basis points. Loans for which the LIBOR option is selected are referred to herein as "LIBOR Loans".

LIBOR Loans shall be: (a) in a minimum amount of $5,000,000 and incremental multiples of $1,000,000; (b) made available on three Banking Days prior notice; and (c) be for periods of one, two, three, or six months. Interest on LIBOR Loans shall be calculated on the actual number of days each loan is outstanding on the basis of a year consisting of 360 days and shall be payable in arrears upon maturity of the applicable LIBOR Interest Period, but no less frequently than quarterly. The LIBOR option shall be subject to the following limitations:

  (1)
  Notwithstanding anything herein to the contrary, if, on or prior to the determination of the LIBOR rate for any LIBOR Interest Period, CoBank determines (which determination shall be conclusive) that quotations of interest rates in accordance with the definition of LIBOR rate are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for LIBOR rate advances as provided in this Supplement, then CoBank shall give the Company prompt notice thereof, and so long as such condition remains in effect, CoBank shall be under no obligation to make LIBOR rate loans, convert Base Rate loans into LIBOR rate loans, or continue LIBOR rate loans, and the Company shall, on the last day(s) of the then current applicable LIBOR Interest Period(s) for the outstanding LIBOR rate loans, either prepay such LIBOR rate loans or such LIBOR rate loans shall automatically be converted into a Base Rate loan in accordance with this Section 4.

  (2)
  If any law, treaty, rule, regulation or determination of a court or governmental authority or any change therein or in the interpretation or application thereof subsequent to the date hereof (each, a "Change in Law") shall make it unlawful for CoBank to (a) advance any LIBOR rate loan or (b) maintain all or any portion of a LIBOR rate loan, then CoBank shall promptly notify the Company thereof. In the former event, any obligation of CoBank to make available any future LIBOR rate loan shall immediately be canceled (and, in lieu thereof shall be made as a Base Rate loan or Quoted Rate loan at the option of the Company), and in the latter event, any such unlawful LIBOR rate loan or portions thereof then outstanding shall be converted, at the option of the Company, to either a Base Rate loan or a Quoted Rate loan; provided, however, that if any such Change in Law shall permit the LIBOR rate to remain in effect until the expiration of the LIBOR rate period applicable to any such unlawful LIBOR rate loan, then such LIBOR rate loan shall continue in effect until the expiration of such LIBOR rate period. Upon the occurrence of any of the foregoing events on account of any Change in Law, the Company shall pay to CoBank immediately upon demand such amounts as may be necessary to compensate

2

    CoBank for any fees, charges, or other costs incurred or payable by CoBank as a result thereof and which are attributable to any LIBOR rate loans made available to the Company hereunder.

  (3)
  If CoBank shall determine that, after the date hereof, the adoption of any applicable Law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such governmental authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of CoBank as a consequence of CoBank's obligations hereunder to a level below that which CoBank could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy existing on the date of this Supplement) by an amount deemed by CoBank to be material, then from time to time, within fifteen (15) days after demand by CoBank, the Company shall pay to CoBank such additional amount or amounts as will compensate CoBank for such reduction. If CoBank is to require the Company to make payments under this Section then CoBank must make a demand on the Company to make such payment within ninety (90) days of the later of (1) the date on which such capital costs are actually incurred by CoBank, or (2) the date on which CoBank knows, or should have known, that such capital costs have been incurred by CoBank.

The Company shall select the applicable rate option at the time it requests a loan hereunder and may, subject to the limitations set forth above, elect to convert balances bearing interest at the variable rate option to one of the fixed rate options. Upon the expiration of any fixed rate period, interest shall automatically accrue at the Base Rate unless the amount fixed is repaid or fixed for an additional period in accordance with the terms hereof. Notwithstanding the foregoing, unless CoBank otherwise consents in its sole discretion in each instance, rates may not be fixed for periods expiring after the maturity date of the loan. In the event CoBank so consents and the Commitment is not renewed, then each balance so fixed shall be due and payable on the last day of its fixed rate period, and the promissory note set forth below shall be deemed amended accordingly. All elections provided for herein shall be made telephonically or in writing and must be received by 12:00 noon Company's local time. As used in this Section 4, "Banking Day" means a day on which CoBank is open for business, dealings in U.S. dollar deposits are being carried out in the London interbank market, and banks are open for business in New York City and London, England

    SECTION 5.  Promissory Note.  The Company promises to repay the unpaid principal balance of the loans on the first CoBank business day following the last day of the term of the Commitment. In addition to the above, the Company promises to pay interest on the unpaid principal balance of the loans at the times and in accordance with the provisions set forth in Section 4 hereof. This note replaces and supersedes, but does not constitute payment of the indebtedness evidenced by, the promissory note set forth in the Supplement being amended and restated hereby.

    SECTION 6.  Borrowing Base Certificate, Etc.  The Company agrees to furnish a Borrowing Base Certificate to CoBank at such times or intervals as CoBank may from time to time request. Until receipt of such a request, the Company agrees to furnish a Borrowing Base Certificate to CoBank within 30 days after each month end calculating the Borrowing Base as of the last day of the month for which the Certificate is being furnished. However, if no balance is outstanding hereunder on the last day of such period, no Report need be furnished. Regardless of the frequency of the reporting, if at any time the amount outstanding under the Commitment exceeds the Borrowing Base, the Company shall immediately notify CoBank and repay so much of the loans as is necessary to reduce the amount outstanding under the Commitment to the limits of the Borrowing Base.

    SECTION 7.  Commitment Fee.  In consideration of the Commitment, the Company agrees to pay to CoBank a commitment fee on the average daily unused portion of the Commitment at the rate of 12.5

3

basis points per annum (calculated on a 360 day basis), payable quarterly in arrears by the 20th day following each calendar quarter. The unused amount of the 364-Day facility will be the difference between the 364-Day Commitment and the sum of the outstanding 364-Day Facility Loans and the undrawn face amount of all outstanding Letters of Credit.

    SECTION 8.  Letters of Credit.  In addition to loans, and if agreeable to CoBank in its sole discretion in each instance, the Company may utilize the Commitment to open irrevocable letters of credit for its account. Each letter of credit shall reduce the amount available under the Commitment by the maximum amount capable of being drawn thereunder. The rights and obligations of the parties with respect to each letter of credit will be governed by the Reimbursement Agreement attached hereto as Exhibit A (which rights and obligations shall be in addition to the rights and obligations of the parties hereunder and under the MLA). This Commitment shall expire on December 31, 2001. The fee for issuing each letter of credit shall be 70 basis points of the face amount of each letter of credit, along with an issuance fee to CoBank, for its own account, equal to the greater of (a) 1/8% of the face amount of the letter of credit, or (b) $2,000. The Company promises to repay the outstanding balance on the Commitment in full on demand, or if no demand is made, then any time on or before the commitment expiration date of December 31, 2001.

    IN WITNESS WHEREOF, the parties have caused this Supplement to be executed by their duly authorized officers as of the date shown above.

CoBANK, ACB		AMERICAN CRYSTAL SUGAR COMPANY
By:	/s/ CASEY GARTEN	By:	/s/ SAMUEL WAI
Title:	Vice President	Title:	Treasurer

4

[Form of Borrowing Base]

American Crystal Sugar Company
Monthly Borrowing Base
For the month ended

Trade Accounts Receivables	$	@ 80%	$	(a)

Trade Accounts Receivables are defined as those of the Borrower and all Guarantors which: (1) arise from the sale and delivery of inventory on ordinary trade terms; (2) are evidenced by an invoice; (3) are net of any credit, trade or other allowance given to the account debtor; (4) are not owing by an account debtor who has become insolvent or is the subject of any bankruptcy, reorganization, liquidation or like proceeding; (5) are not subject to any offset or deduction; (6) are not owing by an affiliate of Borrower; (7) are not owing by an obligor located outside of the U.S. unless the receivable is supported by a letter of credit issued by a bank acceptable to the Lender; and (8) are not government receivables. The above provisions notwithstanding, Trade Receivables shall also exclude (i) any accounts that are past due more than 90 days, and (ii) any contra account regardless of the date;
Inventory	$	(b)

Inventory as determined on the basis of Net Realizable Value, defined as the expected selling price of an inventory item less expected costs to complete and dispose, as determined in accordance with GAAP.
Crop Payments due Non-members and members	$	(c)

Net Inventory Value (b-c)	$	@ 75%	$	(d)

Borrowing Base (a+d)			$

Commercial Paper			$	(e)

Seasonal Loan				(f)

CCC				(g)

Total Short-term Loans (e+f+g)			$

1

Exhibit A

LETTER OF CREDIT REIMBURSEMENT AGREEMENT

    In consideration of CoBank issuing one or more letters of credit (each a "Credit") for the Company's account under the Supplement to which this agreement is attached (the "Supplement"), the Company agrees as follows:

    1.  The Company will pay to CoBank in United States currency and in immediately available funds the amount of each draft drawn or instrument paid under a Credit. In addition, the Company agrees to pay to CoBank such fee for issuing each Credit as CoBank shall prescribe, as well as all customary charges associated with the issuance of a Credit. If a Credit is payable in a foreign currency, the Company will pay to CoBank an amount in United States currency equivalent to CoBank's selling rate of exchange for that currency. In addition to the amounts set forth above, the Company shall pay to CoBank such amounts as CoBank shall determine are necessary to compensate CoBank for any cost attributable to CoBank issuing or having outstanding any Credit resulting from the application of any law or regulation concerning any reserve, assessment, capital adequacy or similar requirement relating to letters of credit, reimbursement agreements with respect thereto, or to similar liabilities or assets of banks, whether existing at the time of the issuance of a Credit or adopted thereafter. Each payment hereunder shall be payable on demand at the place and manner set forth in the Master Loan Agreement between the parties (the "MLA") and with interest from the date of demand to the date paid at CoBank's National Variable Rate. The Company hereby authorizes CoBank to create a loan under the Supplement bearing interest at the variable rate set forth therein for any sums owing hereunder.

    2.  Neither CoBank nor any of its correspondents shall in any way be responsible for the performance by any beneficiary of its obligations to the Company nor for the form, sufficiency, correctness, genuineness, authority of the person signing, falsification or legal effect of any documents called for under a Credit if such documents on their face appear to be in order. In addition, CoBank and its correspondents may receive and accept or pay as complying with the terms of a Credit any drafts, documents, or certificates, otherwise in order, signed by any person purporting to be an administrator, executor, trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, liquidator, receiver, or other legal representative of the party authorized under a Credit to draw or issue such instruments or other documents.

    3.  In the event the Credit is a commercial Credit, then, in addition to the other provisions hereof, the Company: (i) agrees to obtain or cause to be in existence insurance on any merchandise described in the Credit against fire and other usual risks and against any additional risks which CoBank may request; and (ii) authorizes and empowers CoBank to collect the amount due under any such insurance and apply the same against any of the Company's obligations to CoBank arising under the Credit or otherwise. In addition, whether the Credit is a commercial or a standby Credit, the Company represents and warrants that any required import, export or foreign exchange licenses or other governmental approvals relevant to the Credit and the merchandise described therein have been obtained and that the transactions contemplated thereby are not prohibited under any law, rule, regulation, order or the like, including the Foreign Assets Control Regulations of the U.S. Department of Treasury.

    4.  All directions and correspondence relating to a Credit are to be sent at the Company's risk and CoBank does not assume any responsibility for any inaccuracy, interruption, error, or delay in transmission or delivery by post, telegraph, cable or other electronic means, or for any inaccuracy of translation.

    5.  CoBank shall not be responsible for any act, error, neglect, default, omission, insolvency or failure in business of any of its correspondents, and any action taken or omitted by CoBank or its correspondents under or in connection with a Credit shall, if taken or omitted with honesty in fact, be binding on the Company and shall not put CoBank or its correspondents under any resulting liability to the Company. In no event shall CoBank be liable for special, consequential or punitive damages.

1

    6.  The Company will indemnify CoBank against and hold it harmless from all loss, damage, cost and expense (including attorneys' fees and expenses) arising out of (i) its issuance of or any other action taken by CoBank in connection with a Credit, other than loss or damage resulting from its gross negligence or willful misconduct, and (ii) claims or legal proceedings incident to the collection of amounts owed by the Company hereunder, or the enforcement of CoBank's rights or the rights of others under a Credit, including, without limitation, legal proceedings relating to any court order, injunction or other process or decree restraining or seeking to restrain CoBank from paying any amount under a Credit.

    7.  In the event: (i) the Company fails to make any payment owing hereunder when the same shall become due and payable; (ii) any covenant or representation or warranty set forth herein is breached; (iii) the "Commitment" (as defined in the Supplement) expires prior to the expiration date of any Credit; or (iv) an "Event of Default" (as defined in the MLA) occurs under the MLA, then, in any such event, the amount of each Credit, together with any amounts payable by us in connection therewith, shall, at CoBank's option, become immediately due and payable. To the extent that any amount paid by the Company pursuant to this Section 7 shall not then be due under the terms of a Credit, such payment shall serve as security for the Company's obligation to indemnify CoBank for any amounts subsequently disbursed by CoBank pursuant to a Credit. Furthermore, upon the institution of any legal proceeding described in Section 6(ii) hereof, the Company will, on demand, assign and deliver to CoBank, as security for the Company's obligation to indemnify CoBank, cash collateral in an amount satisfactory to CoBank.

    8.  CoBank shall be fully protected in, and shall incur no liability to the Company for acting upon, any oral, telephonic, facsimile, cable or other electronic instructions which CoBank in good faith believes to have been given by any authorized person. CoBank may, at its option, use any means of verifying any instructions received by it and may also, at its option, refuse to act on any oral, telephonic, facsimile, cable or other electronic instructions or any part thereof, without incurring any responsibility for any loss, liability or expenses arising out of such refusal.

    9.  The Uniform Customs and Practice as most recently published by the International Chamber of Commerce (hereafter called the "UCP") shall in all respects be deemed a part hereof as fully as if incorporated herein, and shall apply to the Credits. To the extent the UCP is inconsistent with the governing law set forth in the MLA, the UCP shall control.

2

Loan No. Z269T01

REVOLVING TERM LOAN SUPPLEMENT

    THIS SUPPLEMENT to the Master Loan Agreement dated March 31, 2000 (the "MLA"), is entered into as of March 31, 2000, between CoBANK, ACB ("CoBank") and AMERICAN CRYSTAL SUGAR COMPANY, Moorhead, Minnesota (the "Company").

    SECTION 1.  The Revolving Term Loan Commitment.  On the terms and conditions set forth in the MLA and this Supplement, CoBank agrees to make loans to the Company during the period set forth below in an aggregate principal amount not to exceed $88,698,180.00 at any one time outstanding (the "Commitment"). Within the limits of the Commitment, the Company may borrow, repay and reborrow.

    SECTION 2.  Purpose and Transfer.  The purpose of the Commitment is to finance the operating needs of the Company and to renew, extend, and refinance the Company's obligations to CoBank under the Company's existing reinstatable term loan (the "Existing Reinstatable Term Loan") as currently evidenced by Note No. 31143 (the "Note") entered into pursuant to the Term Loan Agreement dated March 5, 1999 (the "Existing Agreement"). The Company agrees that on the date when all conditions precedent to CoBank's obligation to extend credit hereunder have been satisfied: (a) the principal balance outstanding under the Existing Reinstatable Term Loan shall be transferred to and charged against the Commitment; (b) all accrued obligations of the Company under the Existing Reinstatable Term Loan for the payment of interest or other charges shall be transferred to and become part of the Company's obligations under this Supplement as if fully set forth herein; and, (c) the Note and the Existing Agreement (to the extent applicable to the Note) shall be deemed replaced and superseded, but the indebtedness evidenced by such Note shall not be deemed to have been paid off, by this Supplement and the MLA.

    SECTION 3.  Term.  The term of the Commitment shall be from March 31, 2000, up to but not including March 31, 2001, or such later date as CoBank may, in its sole discretion, authorize in writing.

    SECTION 4.  Interest.  The Company agrees to pay interest on the unpaid balance of the loans in accordance with one or more of the following interest rate options, as selected by the Company:

    (A) Variable Rate Option.  At a rate per annum equal at all times to the rate of interest established by CoBank from time to time as its National Variable Rate, which Rate is intended by CoBank to be a reference rate and not its lowest rate. The National Variable Rate will change on the date established by CoBank as the effective date of any change therein and CoBank agrees to notify the Company promptly after any such change.

    (B) Quoted Rate Option.  At a fixed rate per annum to be quoted by CoBank in its sole discretion in each instance. Under this option, rates may be fixed on such balances and for such periods as may be agreeable to CoBank in its sole discretion in each instance.

    (C) LIBOR Option.  At a fixed rate equal to "LIBOR" (as hereinafter defined) plus the Applicable LIBOR Margin per annum (as described in terms of basis points ("bps") in the chart immediately set forth below). Under this option: (a) rates may be fixed for "Interest Periods" (as hereinafter defined) of 1, 2, 3, and 6 months, as selected by the Company; (b) the minimum amount that may be fixed at any one time shall be $2,000,000.00; and (c) rates may only be fixed on a "Banking Day" (as hereinafter defined) or, at the option of the Company, on 2 Banking Days' prior notice. For purposes hereof: (i) "LIBOR" shall mean the rate indicated by Telerate (rounded upward to the nearest thousandth) as having been quoted by the British Bankers Association at 11:00 a.m. London time on the date the Company elects to fix a rate under this option for the offering of U.S. dollar deposits in the London interbank market for the Interest Period designated by the Company; (ii) "Banking Day" shall mean a day on which CoBank is open for business, dealings in U.S. dollar deposits are being carried out in the London interbank market, and banks are open for business in New York City and London, England; and (iii) "Interest Period" shall mean a period commencing on the day the Company elects to fix a rate under this option (or, at the option of the

1

Company, two Banking Days later) and ending on the numerically corresponding day in the next calendar month or the month that is 2, 3 or 6 months thereafter, as the case may be; provided, however, that: (x) in the event such ending day is not a Banking Day, such period shall be extended to the next Banking Day unless such next Banking Day falls in the next calendar month, in which case it shall end on the preceding Banking Day; and (y) if there is no numerically corresponding day in the month, then such period shall end on the last Banking Day in the relevant month.

LIBOR MARGINS

Rate Product	Index	Spread Over Index in Basis Points
One Month	LIBOR	90 bps
Two Months	LIBOR	90 bps
Three Months	LIBOR	90 bps
Six Months	LIBOR	90 bps

    (D) Treasury Option.  At a fixed rate equal to Applicable "Treasury" Margin per annum (as described in terms of basis points ("bps") in the chart immediately set forth below) above the "U.S. Treasury Rate" (as hereinafter defined). Under this option, balances of $2,000,000.00 or more may be fixed on or before for periods ranging from one year to the final maturity date of the loan, as selected by the Company. However, rates may not be fixed in such a manner as to require the Company to have to repay any fixed rate balance prior to the last day of its fixed rate period in order to pay any installment of principal. For purposes hereof, the "U.S. Treasury Rate" shall mean the yield to maturity on U.S. Treasury instruments having the same maturity date as the last day of the fixed rate period selected by the Company, as calculated from the bid price indicated by Telerate (page 5) at the time the rate is fixed. If, however, no instrument is indicated for the maturity selected, then the rate shall be interpolated based on the bid prices quoted for the next longest and shortest maturities so indicated. In the event Telerate ceases to provide such quotations or materially changes the form or substance of page 5 (as determined by CoBank), then CoBank will notify the Company and the parties hereto will agree upon a substitute basis for obtaining such quotations

TREASURY MARGINS

One Year	U.S.$ Constant Maturity Treasury ("US$CMT")	125 bps
Two Years	US$CMT	125 bps
Three Years	US$CMT	125 bps
Four Years	US$CMT	125 bps
Five Years	US$CMT	125 bps
Seven Years	US$CMT	140 bps
Ten Years	US$CMT	140 bps
Floor (Minimum) Margin (For One to Ten Year Fixed Rate Products Only)	CoBank's cost of funds (as reasonably determined by CoBank in its sole discretion)	105 bps

2

    The spread over all of the above indices, including the Floor Margin, may increase or decrease for future fixed amounts based on the Borrower's previous fiscal quarter's leverage ratio, as follows:

Leverage Ratio (as defined below)		Increase / Decrease to Spread	Change to Libor and Treasury Margins (In Basis Points)
A.	Equal to or greater than 1.35:1.00	Increase	20
B.	Equal to or greater than 1.20:1.00, but less than 1.35:1.00	None	0
C.	Less than 1.20:1.00, but greater than or equal to 1.00:1.00	Decrease	10
D.	Less than 1.00:1.00	Decrease	20

    Leverage Ratio:  The Borrower will maintain a leverage ratio of not more than 1.50:1.0, and attain a leverage ratio of not more than 1.40:1.0 on November 30, 2002. Leverage ratio is long term debt (excluding current maturities) calculated in accordance with GAAP plus or minus the difference between actual working capital and minimum net working capital (as defined in the MLA No. Z269, Section 10), divided by total members investments plus the estimated unit retains.

    The spread shall be adjusted quarterly on the latter of either: (a) five business days after the Bank's receipt of the Borrower's certification of compliance with the leverage ratio, or (b) 30 days after the end of each calendar quarter.

    The Company shall select the applicable rate option at the time it requests a loan hereunder and may, subject to the limitations set forth above, elect to convert balances bearing interest at the variable rate option to one of the fixed rate options. Upon the expiration of any fixed rate period, interest shall automatically accrue at the variable rate option unless the amount fixed is repaid or fixed for an additional period in accordance with the terms hereof. Notwithstanding the foregoing, unless CoBank otherwise consents in its sole discretion in each instance, rates may not be fixed for periods expiring after the maturity date of the loans. In the event CoBank so consents and the Commitment is not renewed, then each balance so fixed shall be due and payable on the last day of its fixed rate period, and the promissory note set forth below shall be deemed amended accordingly. All elections provided for herein shall be made telephonically or in writing and must be received by 12:00 noon Company's local time. Interest shall be calculated on the actual number of days each loan is outstanding on the basis of a year consisting of 360 days and shall be payable quarterly in arrears by the 20th day of the following month.

    SECTION 5.  Promissory Note.  The Company promises to repay the loans that are outstanding in annual principal payments of $9,396,579.17 each due on or before December 31st of each year through December 31, 2008, and a final principal payment due on or before December 31, 2009. All outstanding balances shall be repaid by December 31, 2009. If any installment due date is not a day on which CoBank is open for business, then such payment shall be made on the next day on which CoBank is open for business. In addition to the above, the Company promises to pay interest on the unpaid principal balance hereof at the times and in accordance with the provisions set forth in Section 4 hereof.

    The Company shall be permitted to make special payments, in a minimum amount of $388,500.00, on the variable rate portion of this loan, when all short term financing, including the Company's seasonal loans, Commodity Credit Corporation loans and other short term loans have been zeroed out. These special payments may be readvanced through the expiration date of the Commitment. Reinstatement may be denied and canceled at any time at the option of CoBank. The reinstatable commitments arising from such special payments shall be subject to the Commitment Fee as described in Section 8 below.

    SECTION 6.  Prepayment.  The loans may be prepaid in whole or in part on one CoBank business day's prior written notice. During the term of the Commitment, prepayments shall be applied to such balances, fixed or variable, as the Company shall specify. After the expiration of the term of the

3

Commitment, prepayments shall, unless CoBank otherwise agrees, be applied to principal installments in the inverse order of their maturity and to such balances, fixed or variable, as CoBank shall specify.

    SECTION 7.  Commitment Fee.  In consideration of the Commitment, the Company agrees to pay to CoBank a commitment fee on the average daily unused portion of the Commitment at the rate of 12.5 basis points per annum (calculated on a 360 day basis), payable quarterly in arrears by the 20th day following each calendar quarter. Such fee shall be payable for each calendar quarter (or portion thereof) occurring during the original or any extended term of the Commitment.

    SECTION 8.  Commitments Arising From Special Payments.  Commitments arising as a result of special payments described in Section 5 above shall be subject to a commitment fee of 25 basis points (0.25%) on an annualized basis, on the average daily commitment. Any such fees incurred shall be payable on the last day of the calendar quarter, in arrears, computed on the basis of a year of 360 days for the actual number of days elapsed in which such reinstatable commitments were outstanding.

    SECTION 9.  Security.  In addition to any other security that may otherwise be required or provided, the Company's obligations under this Supplement are secured by that Restated Mortgage and Security Agreement dated September 15, 1998, from American Crystal Sugar Company to St. Paul Bank for Cooperatives (now known as CoBank as a result of merger), as Collateral Agent.

    IN WITNESS WHEREOF, the parties have caused this Supplement to be executed by their duly authorized officers as of the date shown above.

CoBANK, ACB		AMERICAN CRYSTAL SUGAR COMPANY
By:	/s/ CASEY GARTEN	By:	/s/ SAMUEL WAI
Title:	Vice President	Title:	Treasurer

4

Loan No. Z269T01NP

REVOLVING TERM LOAN SUPPLEMENT

    THIS SUPPLEMENT to the Master Loan Agreement dated March 31, 2000 (the "MLA"), is entered into as of March 31, 2000, between CoBANK, ACB ("CoBank") and AMERICAN CRYSTAL SUGAR COMPANY, Moorhead, Minnesota (the "Company").

    SECTION 1.  The Revolving Term Loan Commitment.  On the terms and conditions set forth in the MLA and this Supplement, CoBank agrees to make loans to the Company during the period set forth below in an aggregate principal amount not to exceed $71,771,820.00 at any one time outstanding (the "Commitment"). Within the limits of the Commitment, the Company may borrow, repay and reborrow.

    SECTION 2.  Purpose and Transfer.  The purpose of the Commitment is to finance the operating needs of the Company and to renew, extend, and refinance the Company's obligations to CoBank under the Company's existing reinstatable term loan (the "Existing Reinstatable Term Loan") as currently evidenced by Note No. 31143NP (the "Note") entered into pursuant to the Term Loan Agreement dated March 5, 1999 (the "Existing Agreement"). The Company agrees that on the date when all conditions precedent to CoBank's obligation to extend credit hereunder have been satisfied: (a) the principal balance outstanding under the Existing Reinstatable Term Loan shall be transferred to and charged against the Commitment; (b) all accrued obligations of the Company under the Existing Reinstatable Term Loan for the payment of interest or other charges shall be transferred to and become part of the Company's obligations under this Supplement as if fully set forth herein; and, (c) the Note and the Existing Agreement (to the extent applicable to the Note) shall be deemed replaced and superseded, but the indebtedness evidenced by such Notes shall not be deemed to have been paid off, by this Supplement and the MLA.

    SECTION 3.  Term.  The term of the Commitment shall be from March 31, 2000, up to but not including March 31, 2001, or such later date as CoBank may, in its sole discretion, authorize in writing.

    SECTION 4.  Interest.  The Company agrees to pay interest on the unpaid balance of the loans in accordance with one or more of the following interest rate options, as selected by the Company:

    (A) Variable Rate Option.  At a rate per annum equal at all times to the rate of interest established by CoBank from time to time as its National Variable Rate, which Rate is intended by CoBank to be a reference rate and not its lowest rate. The National Variable Rate will change on the date established by CoBank as the effective date of any change therein and CoBank agrees to notify the Company promptly after any such change.

    (B) Quoted Rate Option.  At a fixed rate per annum to be quoted by CoBank in its sole discretion in each instance. Under this option, rates may be fixed on such balances and for such periods as may be agreeable to CoBank in its sole discretion in each instance.

    (C) LIBOR Option.  At a fixed rate equal to "LIBOR" (as hereinafter defined) plus the Applicable LIBOR Margin per annum (as described in terms of basis points ("bps") in the chart immediately set forth below). Under this option: (a) rates may be fixed for "Interest Periods" (as hereinafter defined) of 1, 2, 3, and 6 months, as selected by the Company; (b) the minimum amount that may be fixed at any one time shall be $2,000,000.00; and (c) rates may only be fixed on a "Banking Day" (as hereinafter defined) or, at the option of the Company, on 2 Banking Days' prior notice. For purposes hereof: (i) "LIBOR" shall mean the rate indicated by Telerate (rounded upward to the nearest thousandth) as having been quoted by the British Bankers Association at 11:00 a.m. London time on the date the Company elects to fix a rate under this option for the offering of U.S. dollar deposits in the London interbank market for the Interest Period designated by the Company; (ii) "Banking Day" shall mean a day on which CoBank is open for business, dealings in U.S. dollar deposits are being carried out in the London interbank market, and banks are open for business in New York City and London, England; and (iii) "Interest Period" shall mean a period commencing on the day the Company elects to fix a rate under this option (or, at the option of the

1

Company, two Banking Days later) and ending on the numerically corresponding day in the next calendar month or the month that is 2, 3 or 6 months thereafter, as the case may be; provided, however, that: (x) in the event such ending day is not a Banking Day, such period shall be extended to the next Banking Day unless such next Banking Day falls in the next calendar month, in which case it shall end on the preceding Banking Day; and (y) if there is no numerically corresponding day in the month, then such period shall end on the last Banking Day in the relevant month.

LIBOR MARGINS

Rate Product	Index	Spread Over Index in Basis Points
One Month	LIBOR	90 bps
Two Months	LIBOR	90 bps
Three Months	LIBOR	90 bps
Six Months	LIBOR	90 bps

    (D) Treasury Option.  At a fixed rate equal to the Applicable Treasury Margin per annum (as described in terms of basis points ("bps") in the chart immediately set forth below) above the "U.S. Treasury Rate" (as hereinafter defined). Under this option, balances of $2,000,000.00 or more may be fixed on or before for periods ranging from one year to the final maturity date of the loan, as selected by the Company. However, rates may not be fixed in such a manner as to require the Company to have to repay any fixed rate balance prior to the last day of its fixed rate period in order to pay any installment of principal. For purposes hereof, the "U.S. Treasury Rate" shall mean the yield to maturity on U.S. Treasury instruments having the same maturity date as the last day of the fixed rate period selected by the Company, as calculated from the bid price indicated by Telerate (page 5) at the time the rate is fixed. If, however, no instrument is indicated for the maturity selected, then the rate shall be interpolated based on the bid prices quoted for the next longest and shortest maturities so indicated. In the event Telerate ceases to provide such quotations or materially changes the form or substance of page 5 (as determined by CoBank), then CoBank will notify the Company and the parties hereto will agree upon a substitute basis for obtaining such quotations

TREASURY MARGINS

One Year	U.S.$ Constant Maturity Treasury ("US$CMT")	125 bps
Two Years	US$CMT	125 bps
Three Years	US$CMT	125 bps
Four Years	US$CMT	125 bps
Five Years	US$CMT	125 bps
Seven Years	US$CMT	140 bps
Ten Years	US$CMT	140 bps
Floor (Minimum) Margin (For One to Ten Year Fixed Rate Products Only)	CoBank's cost of funds (as reasonably determined by CoBank in its sole discretion)	105 bps

2

    The spread over all of the above indices, including the Floor Margin, may increase or decrease for future fixed amounts based on the Borrower's previous fiscal quarter's leverage ratio, as follows:

Leverage Ratio (as defined below)		Increase / Decrease to Spread	Change to Libor and Treasury Margins (in Basis Points)
A.	Equal to or greater than 1.35:1.00	Increase	20
B.	Equal to or greater than 1.20:1.00, but less than 1.35:1.00	None	0
C.	Less than 1.20:1.00, but greater than or equal to 1.00:1.00	Decrease	10
D.	Less than 1.00:1.00	Decrease	20

    Leverage Ratio:  The Borrower will maintain a leverage ratio of not more than 1.50:1.0, and attain a leverage ratio of not more than 1.40:1.0 on November 30, 2002. Leverage ratio is long term debt (excluding current maturities) calculated in accordance with GAAP plus or minus the difference between actual working capital and minimum net working capital (as defined in the MLA No. Z269, Section 10), divided by total members investments plus the estimated unit retains.

    The spread shall be adjusted quarterly on the latter of either: (a) five business days after the Bank's receipt of the Borrower's certification of compliance with the leverage ratio, or (b) 30 days after the end of each calendar quarter.

    The Company shall select the applicable rate option at the time it requests a loan hereunder and may, subject to the limitations set forth above, elect to convert balances bearing interest at the variable rate option to one of the fixed rate options. Upon the expiration of any fixed rate period, interest shall automatically accrue at the variable rate option unless the amount fixed is repaid or fixed for an additional period in accordance with the terms hereof. Notwithstanding the foregoing, unless CoBank otherwise consents in its sole discretion in each instance, rates may not be fixed for periods expiring after the maturity date of the loans. In the event CoBank so consents and the Commitment is not renewed, then each balance so fixed shall be due and payable on the last day of its fixed rate period, and the promissory note set forth below shall be deemed amended accordingly. All elections provided for herein shall be made telephonically or in writing and must be received by 12:00 noon Company's local time. Interest shall be calculated on the actual number of days each loan is outstanding on the basis of a year consisting of 360 days and shall be payable quarterly in arrears by the 20th day of the following month.

    SECTION 5.  Promissory Note.  The Company promises to repay the loans that are outstanding in annual principal payments of $7,603,420.83 each due on or before December 31st of each year through December 31, 2008, and a final principal payment due on or before December 31, 2009. All outstanding balances shall be repaid by December 31, 2009. If any installment due date is not a day on which CoBank is open for business, then such payment shall be made on the next day on which CoBank is open for business. In addition to the above, the Company promises to pay interest on the unpaid principal balance hereof at the times and in accordance with the provisions set forth in Section 4 hereof.

    The Company shall be permitted to make special payments, in a minimum amount of $111,500.00, on the variable rate portion of this loan, when all short term financing, including the Company's seasonal loans, Commodity Credit Corporation loans and other short term loans have been zeroed out. These special payments may be readvanced through the expiration date of the Commitment. Reinstatement may be denied and canceled at any time at the option of CoBank. The reinstatable commitments arising from such special payments shall be subject to the Commitment Fee as described in Section 8 below.

    SECTION 6.  Prepayment.  The loans may be prepaid in whole or in part on one CoBank business day's prior written notice. During the term of the Commitment, prepayments shall be applied to such balances, fixed or variable, as the Company shall specify. After the expiration of the term of the

3

Commitment, prepayments shall, unless CoBank otherwise agrees, be applied to principal installments in the inverse order of their maturity and to such balances, fixed or variable, as CoBank shall specify.

    SECTION 7.  Commitment Fee.  In consideration of the Commitment, the Company agrees to pay to CoBank a commitment fee on the average daily unused portion of the Commitment at the rate of 12.5 basis points per annum (calculated on a 360 day basis), payable quarterly in arrears by the 20th day following each calendar quarter. Such fee shall be payable for each calendar quarter (or portion thereof) occurring during the original or any extended term of the Commitment.

    SECTION 8.  Commitments Arising From Special Payments.  Commitments arising as a result of special payments described in Section 5 above shall be subject to a commitment fee of 25 basis points (0.25%) on an annualized basis, on the average daily commitment. Any such fees incurred shall be payable on the last day of the calendar quarter, in arrears, computed on the basis of a year of 360 days for the actual number of days elapsed in which such reinstatable commitments were outstanding.

    SECTION 9.  Security.  In addition to any other security that may otherwise be required or provided, the Company's obligations under this Supplement are secured by that Restated Mortgage and Security Agreement dated September 15, 1998, from American Crystal Sugar Company to St. Paul Bank for Cooperatives (now known as CoBank as a result of merger), as Collateral Agent.

    IN WITNESS WHEREOF, the parties have caused this Supplement to be executed by their duly authorized officers as of the date shown above.

CoBANK, ACB		AMERICAN CRYSTAL SUGAR COMPANY
By:	/s/ CASEY GARTEN	By:	/s/ SAMUEL WAI
Title:	Vice President	Title:	Treasurer

4

Loan No. Z269T02NP

REVOLVING TERM LOAN SUPPLEMENT

    THIS SUPPLEMENT to the Master Loan Agreement dated March 31, 2000 (the "MLA"), is entered into as of March 31, 2000, between CoBANK, ACB ("CoBank") and AMERICAN CRYSTAL SUGAR COMPANY, Moorhead, Minnesota (the "Company").

    SECTION 1.  The Revolving Term Loan Commitment.  On the terms and conditions set forth in the MLA and this Supplement, CoBank agrees to make loans to the Company during the period set forth below in an aggregate principal amount not to exceed $20,000,000.00 at any one time outstanding (the "Commitment"). Within the limits of the Commitment, the Company may borrow, repay and reborrow, provided, however, no advances shall be made on this Term Loan, until Term Loan No. Z269T01, has been fully advanced.

    SECTION 2.  Purpose and Transfer.  The purpose of the Commitment is to finance the operating needs of the Company and to renew, extend, and refinance the Company's obligations to CoBank under the Company's existing reinstatable term loan (the "Existing Reinstatable Term Loan") as currently evidenced by Note No. 31144NP (the "Note") entered into pursuant to the Term Loan Agreement dated March 5, 1999 (the "Existing Agreement"). The Company agrees that on the date when all conditions precedent to CoBank's obligation to extend credit hereunder have been satisfied: (a) the principal balance outstanding under the Existing Reinstatable Term Loan shall be transferred to and charged against the Commitment; (b) all accrued obligations of the Company under the Existing Reinstatable Term Loan for the payment of interest or other charges shall be transferred to and become part of the Company's obligations under this Supplement as if fully set forth herein; and, (c) the Note and the Existing Agreement (to the extent applicable to the Note) shall be deemed replaced and superseded, but the indebtedness evidenced by such Note shall not be deemed to have been paid off, by this Supplement and the MLA.

    SECTION 3.  Term.  The term of the Commitment shall be from March 31, 2000, up to but not including March 31, 2001, or such later date as CoBank may, in its sole discretion, authorize in writing.

    SECTION 4.  Interest.  The Company agrees to pay interest on the unpaid balance of the loans in accordance with one or more of the following interest rate options, as selected by the Company:

    (A) Variable Rate Option.  At a rate per annum equal at all times to the rate of interest established by CoBank from time to time as its National Variable Rate, which Rate is intended by CoBank to be a reference rate and not its lowest rate. The National Variable Rate will change on the date established by CoBank as the effective date of any change therein and CoBank agrees to notify the Company promptly after any such change.

    (B) Quoted Rate Option.  At a fixed rate per annum to be quoted by CoBank in its sole discretion in each instance. Under this option, rates may be fixed on such balances and for such periods as may be agreeable to CoBank in its sole discretion in each instance.

    (C) LIBOR Option.  At a fixed rate equal to "LIBOR" (as hereinafter defined) plus the Applicable LIBOR Margin per annum (as described in terms of basis points ("bps") in the chart immediately set forth below). Under this option: (a) rates may be fixed for "Interest Periods" (as hereinafter defined) of 1, 2, 3, and 6 months, as selected by the Company; (b) the minimum amount that may be fixed at any one time shall be $2,000,000.00; and (c) rates may only be fixed on a "Banking Day" (as hereinafter defined) or, at the option of the Company, on 2 Banking Days' prior notice. For purposes hereof: (i) "LIBOR" shall mean the rate indicated by Telerate (rounded upward to the nearest thousandth) as having been quoted by the British Bankers Association at 11:00 a.m. London time on the date the Company elects to fix a rate under this option for the offering of U.S. dollar deposits in the London interbank market for the Interest Period designated by the Company; (ii) "Banking Day" shall mean a day on which CoBank is open for business, dealings in U.S. dollar deposits are being carried out in the London interbank market, and banks are open

1

for business in New York City and London, England; and (iii) "Interest Period" shall mean a period commencing on the day the Company elects to fix a rate under this option (or, at the option of the Company, two Banking Days later) and ending on the numerically corresponding day in the next calendar month or the month that is 2, 3 or 6 months thereafter, as the case may be; provided, however, that: (x) in the event such ending day is not a Banking Day, such period shall be extended to the next Banking Day unless such next Banking Day falls in the next calendar month, in which case it shall end on the preceding Banking Day; and (y) if there is no numerically corresponding day in the month, then such period shall end on the last Banking Day in the relevant month.

LIBOR MARGINS

Rate Product	Index	Spread over Index in Basis Points
One Month	LIBOR	90 bps
Two Months	LIBOR	90 bps
Three Months	LIBOR	90 bps
Six Months	LIBOR	90 bps

    (D) Treasury Option.  At a fixed rate equal to Applicable "Treasury" Margin per annum (as described in terms of basis points ("bps") in the chart immediately set forth below) above the "U.S. Treasury Rate" (as hereinafter defined). Under this option, balances of $2,000,000.00 or more may be fixed on or before for periods ranging from one year to the final maturity date of the loan, as selected by the Company. However, rates may not be fixed in such a manner as to require the Company to have to repay any fixed rate balance prior to the last day of its fixed rate period in order to pay any installment of principal. For purposes hereof, the "U.S. Treasury Rate" shall mean the yield to maturity on U.S. Treasury instruments having the same maturity date as the last day of the fixed rate period selected by the Company, as calculated from the bid price indicated by Telerate (page 5) at the time the rate is fixed. If, however, no instrument is indicated for the maturity selected, then the rate shall be interpolated based on the bid prices quoted for the next longest and shortest maturities so indicated. In the event Telerate ceases to provide such quotations or materially changes the form or substance of page 5 (as determined by CoBank), then CoBank will notify the Company and the parties hereto will agree upon a substitute basis for obtaining such quotations

TREASURY MARGINS

One Year	U.S.$ Constant Maturity Treasury ("US$CMT")	125 bps
Two Years	US$CMT	125 bps
Three Years	US$CMT	125 bps
Four Years	US$CMT	125 bps
Five Years	US$CMT	125 bps
Seven Years	US$CMT	140 bps
Ten Years	US$CMT	140 bps
Floor (Minimum) Margin (For One to Ten Year Fixed Rate Products Only)	CoBank's cost of funds (as reasonably determined by CoBank in its sole discretion)	105 bps

2

    The spread over all of the above indices, including the Floor Margin, may increase or decrease for future fixed amounts based on the Borrower's previous fiscal quarter's leverage ratio, as follows:

Leverage Ratio (as defined below)		Increase/Decrease to Spread	Change to Libor and Treasury Margins (in Basis Points)
A.	Equal to or greater than 1.35:1.00	Increase	20
B.	Equal to or greater than 1.20:1.00, but less than 1.35:1.00	None	0
C.	Less than 1.20:1.00, but greater than or equal to 1.00:1.00	Decrease	10
D.	Less than 1.00:1.00	Decrease	20

    Leverage Ratio:  The Borrower will maintain a leverage ratio of not more than 1.50:1.0, and attain a leverage ratio of not more than 1.40:1.0 on November 30, 2002. Leverage ratio is long term debt (excluding current maturities) calculated in accordance with GAAP plus or minus the difference between actual working capital and minimum net working capital (as defined in the MLA No. Z269, Section 10), divided by total members investments plus the estimated unit retains.

    The spread shall be adjusted quarterly on the latter of either: (a) five business days after the Bank's receipt of the Borrower's certification of compliance with the leverage ratio, or (b) 30 days after the end of each calendar quarter.

    The Company shall select the applicable rate option at the time it requests a loan hereunder and may, subject to the limitations set forth above, elect to convert balances bearing interest at the variable rate option to one of the fixed rate options. Upon the expiration of any fixed rate period, interest shall automatically accrue at the variable rate option unless the amount fixed is repaid or fixed for an additional period in accordance with the terms hereof. Notwithstanding the foregoing, unless CoBank otherwise consents in its sole discretion in each instance, rates may not be fixed for periods expiring after the maturity date of the loans. In the event CoBank so consents and the Commitment is not renewed, then each balance so fixed shall be due and payable on the last day of its fixed rate period, and the promissory note set forth below shall be deemed amended accordingly. All elections provided for herein shall be made telephonically or in writing and must be received by 12:00 noon Company's local time. Interest shall be calculated on the actual number of days each loan is outstanding on the basis of a year consisting of 360 days and shall be payable quarterly in arrears by the 20th day of the following month.

    SECTION 5.  Promissory Note.  The Company promises to repay the loans that are outstanding in annual principal payments of $2,000,000.00 each due on or before December 31st of each year commencing in 2001. All outstanding balances shall be repaid by December 31, 2009. If any installment due date is not a day on which CoBank is open for business, then such payment shall be made on the next day on which CoBank is open for business. In addition to the above, the Company promises to pay interest on the unpaid principal balance hereof at the times and in accordance with the provisions set forth in Section 4 hereof.

    SECTION 6.  Prepayment.  The loans may be prepaid in whole or in part on one CoBank business day's prior written notice. During the term of the Commitment, prepayments shall be applied to such balances, fixed or variable, as the Company shall specify. After the expiration of the term of the Commitment, prepayments shall, unless CoBank otherwise agrees, be applied to principal installments in the inverse order of their maturity and to such balances, fixed or variable, as CoBank shall specify.

    SECTION 7.  Commitment Fee.  In consideration of the Commitment, the Company agrees to pay to CoBank a commitment fee on the average daily unused portion of the Commitment at the rate of 12.5 basis points per annum (calculated on a 360 day basis), payable quarterly in arrears by the 20th day

3

following each calendar quarter. Such fee shall be payable for each calendar quarter (or portion thereof) occurring during the original or any extended term of the Commitment.

    SECTION 8.  Letters of Credit.  In addition to loans, and if agreeable to CoBank in its sole discretion in each instance, the Company may utilize the Commitment to open irrevocable letters of credit for its account. Each letter of credit shall reduce the amount available under the Commitment by the maximum amount capable of being drawn thereunder. The rights and obligations of the parties with respect to each letter of credit will be governed by the Reimbursement Agreement attached hereto as Exhibit A (which rights and obligations shall be in addition to the rights and obligations of the parties hereunder and under the MLA). The fee for issuing each letter of credit shall be determined at the time of application.

    SECTION 9.  Security.  In addition to any other security that may otherwise be required or provided, the Company's obligations under this Supplement are secured by that Restated Mortgage and Security Agreement dated September 15, 1998, from American Crystal Sugar Company to St. Paul Bank for Cooperatives (now known as CoBank as a result of merger), as Collateral Agent.

    IN WITNESS WHEREOF, the parties have caused this Supplement to be executed by their duly authorized officers as of the date shown above.

CoBANK, ACB		AMERICAN CRYSTAL SUGAR COMPANY
By:	/s/ CASEY GARTEN	By:	/s/ SAMUEL WAI
Title:	Vice President	Title:	Treasurer

4

Loan No. Z269T03A NP

SINGLE ADVANCE TERM LOAN SUPPLEMENT

    THIS SUPPLEMENT to the Master Loan Agreement dated as of March 31, 2000 (the "MLA"), is entered into as of April 21, 2000, between CoBANK, ACB ("CoBank") and AMERICAN CRYSTAL SUGAR COMPANY, Moorhead, Minnesota (the "Company"), and amends and restates the Supplement dated March 31, 2000 and numbered Z269T03NP.

    SECTION 1.  The Term Loan.  This Supplement is to evidence a term loan to the Company in the original principal commitment amount of $12,000,000.00 (the "Loan"). The Loan is currently evidenced by Note No. 30800NP (the "Note") and is subject to the terms of that certain Note Agreement dated December 5, 1994 by and among the Company, CoBank's predecessor (the St. Paul Bank for Cooperatives), and Bank of North Dakota (the "Note Agreement"). The outstanding principal balance of the Loan as of the date hereof is $7,200,000.00.

    SECTION 2.  Purpose and Transfer.  The purpose of this Supplement is to replace the Note and transfer the indebtedness evidenced thereby to this Supplement. As of the date of this Supplement, the Note shall be deemed replaced and superseded, but the indebtedness evidenced by such Note shall not be deemed to have been paid off, by this Supplement and the MLA. The Note Agreement shall remain in full force and effect except that any reference to the "Loan" shall be deemed to mean the indebtedness evidenced by this Supplement, and any reference to "Loan Agreement" shall be deemed a reference to the MLA. To the extent that the Note Agreement may be inconsistent with the terms of this Supplement or the MLA, the terms of the Note Agreement shall control. All security given to secure the Note shall secure this Supplement.

    SECTION 3.  Availability.  The date for permitting advances under the Note has expired. There is no further availability.

    SECTION 4.  Interest.  The Company agrees to pay interest on the unpaid balance of the Loan at such rate or rates as determined in accordance with the terms of the Note Agreement. As of the date hereof the interest rate is fixed at 6.34% per annum and shall remain fixed at such rate for the period as provided for in the Note Agreement. All other matters regarding the calculation and payment of interest shall be in accordance with the terms of the Note Agreement (including, without limitation, the terms applicable to prepayment of fixed rate loans prior to pricing maturity dates).

    SECTION 5.  Promissory Note.  The Company promises to repay the Loan in accordance with the repayment terms of the Note Agreement. If any installment due date is not a day on which CoBank is open for business, then such payment shall be made on the next day on which CoBank is open for business. In addition to the above, the Company promises to pay interest on the unpaid principal balance hereof at the times and in accordance with the terms of the Note Agreement. This note replaces and supersedes, but does not constitute payment of the indebtedness evidenced by, the promissory note set forth in the Supplement being amended and restated hereby.

    SECTION 6.  Prepayment.  Subject to the terms of the Note Agreement, the Loan may be prepaid in whole or in part on one CoBank business day's prior written notice.

    SECTION 7.  Security.  In addition to any other security that may otherwise be required or provided, the Company's obligations under this Supplement are secured by that Restated Mortgage and Security Agreement dated September 15, 1998, from American Crystal Sugar Company to St. Paul Bank for Cooperatives (now known as CoBank as a result of merger), as Collateral Agent.

1

    IN WITNESS WHEREOF, the parties have caused this Supplement to be executed by their duly authorized officers as of the date shown above.

CoBANK, ACB		AMERICAN CRYSTAL SUGAR COMPANY
By:	/s/ CASEY GARTEN	By:	/s/ SAMUEL WAI
Title:	Vice President	Title:	Treasurer

2

Loan No. Z269T04

LETTER OF CREDIT COMMITMENT SUPPLEMENT.

    THIS SUPPLEMENT to the Master Loan Agreement dated March 31, 2000 (the "MLA"), is entered into as of March 31, 2000, between CoBANK, ACB ("CoBank") and AMERICAN CRYSTAL SUGAR COMPANY, Moorhead, Minnesota (the "Company").

    SECTION 1.  The Letter of Credit.  On the terms and conditions set forth in the MLA, CoBank agrees to establish a loan commitment to the Company in an amount not to exceed $31,000,000.00 (the "Commitment"). The Commitment shall expire at 12:00 noon (Company's local time) on April 30, 2013 or on such later date as CoBank may, in its sole discretion, authorize in writing.

    SECTION 2.  Purpose.  The purpose of the Commitment is to reimburse CoBank in the event of draws on letters of credit issued by CoBank (or its predecessor) for the benefit of the Company, and to renew, extend and refinance the Company's obligations to CoBank under the Company's existing Letter of Credit Commitment ("Existing Letter of Credit Commitment") as currently evidenced by Note No. 30343 (the "Note") and the Loan Agreement dated March 5, 1999. (the "Existing Agreement"). The Company agrees that on the date when all conditions precedent to CoBank's obligation to extend credit hereunder have been satisfied: (a) the principal balance outstanding (or any obligations outstanding as a result of any letters of credit currently in effect) under the Existing Letter of Credit Commitment shall be transferred to and charged against this Commitment; (b) all accrued obligations of the Company under the Existing Letter of Credit Commitment for the payment of interest or other charges shall be transferred to and become part of the Company's obligations under this Supplement as if fully set forth herein; and, (c) the Note and the Existing Agreement (to the extent applicable to the Note) shall be deemed replaced and superseded, but the indebtedness evidenced by such Note shall not be deemed to have been paid off, by this Supplement and the MLA.

    SECTION 3.  Promissory Note.  The Company promises to repay all outstanding balances for advances made in support of outstanding letters of credit, upon demand

    SECTION 4.  Interest.  The Company agrees to pay interest on the unpaid principal balance of each loan, from the date of draw to actual repayment on a daily basis for the actual number of days any portion of the principal is outstanding. The unpaid principal balance shall bear interest at a rate per annum equal at all times to the rate of interest established by CoBank from time to time as its National Variable Rate, which Rate is intended by CoBank to be a reference rate and not its lowest rate. The National Variable Rate will change on the date established by CoBank as the effective date of any change therein and CoBank agrees to notify the Company promptly after any such change. Interest shall be calculated on the actual number of days each loan is outstanding on the basis of a year consisting of 360 days and shall be payable monthly in arrears by the 20th day of the following month.

    SECTION 5.  Issuance of Letters of Credit.  Each letter of credit issued shall reduce the amount available under the Commitment by the maximum amount capable of being drawn thereunder. The rights and obligations of the parties with respect to each letter of credit will be governed by the Reimbursement Agreement attached hereto as Exhibit A (which rights and obligations shall be in addition to the rights and obligations of the parties hereunder and under the MLA). The fee for issuing each letter of credit shall be determined CoBank at the time of issuance. The Company promises to repay the outstanding balance on the Commitment in full on demand, or if no demand is made, then any time on or before the Commitment expiration date.

    SECTION 6.  Security.  In addition to any other security that may otherwise be required or provided, the Company's obligations under this Supplement are secured by that Restated Mortgage and Security Agreement dated September 15, 1998, from American Crystal Sugar Company to St. Paul Bank for Cooperatives (now known as CoBank as a result of merger), as Collateral Agent.

1

    IN WITNESS WHEREOF, the parties have caused this Supplement to be executed by their duly authorized officers as of the date shown above.

CoBANK, ACB		AMERICAN CRYSTAL SUGAR COMPANY
By:	/s/ CASEY GARTEN	By:	/s/ SAMUEL WAI
Title:	Vice President	Title:	Treasurer

2

(to be placed on Company letterhead)

AMERICAN CRYSTAL SUGAR COMPANY
COMPLIANCE CERTIFICATE

    To induce CoBank to make and continue making advances to the Company and to comply with and demonstrate compliance with the terms, covenants, and conditions of the Loan Agreement and all Supplements thereto, this financial statement is furnished to the Bank. The undersigned certifies that, (i) this statement was prepared from the books and records of the Association, is in agreement with them, and is correct to the best of the undersigned's knowledge and belief, and (ii) no event has occurred which, with notice or lapse of time, or both, might become an Event of Default under the Loan Agreement.

AMERICAN CRYSTAL SUGAR
Date	(Name/Title)

1

[Form of Compliance Certificate]

American Crystal Sugar Company
Quarterly Compliance Certificate
Term and Seasonal Loans

Net Working Capital:

a) Current Assets as measured in accordance with GAAP	$

b) Current Liabilities as measured in accordance with GAAP	$

Net Working Capital (a-b)	$

Long-Term Debt Coverage:

Net Funds		Year 1		Year 2		Year 3
a)	Unit retains	÷
b)	Depreciation and amortization	+
c)	Net income from non-member business and member business tax timing differences	+
d)	Decrease in investments in other cooperatives (excluding subsidiaries)	+
e)	Net revenue from the sale of stock	+
f)	Increase in investments in other cooperatives (excluding subsidiaries)	(	)	(	)		(	)
g)	Net loss from non-member business and member business tax timing differences	(	)	(	)		(	)
h)	Provision for income tax	(	)	(	)		(	)
i)	Members' investment retirements	(	)	(	)		(	)
Sum (a through i)

		Average Net Funds				$	j

		Long-term Debt				$	k

		Ratio (k / j)					:1

1

Long-Term Debt to Capitalization:

)

a)	Long-term debt (excluding current maturities) as determined in accordance with GAAP	$

b)	Total equity as measured in accordance with GAAP	$

c)	Capitalization (a ÷ b)	$

Long-Term Debt to Capitalization (a / c)		:1.0

Leverage Ratio (Term Pricing Only)

)

a)	Long-term Debt	$

b)	Actual Less Minimum Net Working Capital	$

c)	Adjusted Long-term Debt (a - b)	$

d)	Total Member Investment	$

e)	Estimated Unit Retains	$

f)	Adjusted Members Investment (d + e)	$

g)	Adjusted Leverage Ratio (c / f)	:1.0

Pricing Grid (Term Only)

A. › 1.35:1	B. 1.20:1	C. ‹ 1.20:1	D. ‹ 1.0:1

2

QuickLinks

MASTER LOAN AGREEMENT
BACKGROUND
STATUSED REVOLVING CREDIT SUPPLEMENT
REVOLVING TERM LOAN SUPPLEMENT
REVOLVING TERM LOAN SUPPLEMENT
LIBOR MARGINS
TREASURY MARGINS
REVOLVING TERM LOAN SUPPLEMENT
LIBOR MARGINS
TREASURY MARGINS
SINGLE ADVANCE TERM LOAN SUPPLEMENT
LETTER OF CREDIT COMMITMENT SUPPLEMENT.
AMERICAN CRYSTAL SUGAR COMPANY COMPLIANCE CERTIFICATE